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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 17, 1997

              Prudential Securities Secured Financing Corporation
 ----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Delaware                 333-27355           13-3526694
---------------------------------   ----------------    ------------------
 (State or Other Jurisdiction of    (Commission File     (I.R.S. Employer
           Incorporation)                Number)        Identification No.)

        One New York Plaza
        New York, New York                                    10292
(Address of Principal Executive                         ------------------
              Offices)                                      (Zip Code)

       Registrant's telephone number, including area code (212) 778-1000
                                                          --------------

                                   No Change
 -----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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    Item 5. Other Events
            ------------

         In connection with the offering of ABFS Mortgage Loan Trust 1997-2, Mortgage Pass-Through Certificates, Series 1997-2, described in a Prospectus Supplement dated September, 1997, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

   Item 7. Financial Statements, Pro Forma Financial Information
           and Exhibits.
           -----------------------------------------------------

   (a) Not applicable

   (b) Not applicable

   (c) Exhibits 99.1 and 99.2. Related Computational Materials (as defined in
       Item 5 above).


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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      PRUDENTIAL SECURITIES SECURED FINANCING
                                      CORPORATION
                                      ---------------------------------------
                                            as Depositor and on behalf of ABFS
                                            Mortgage Loan Trust 1997-2
                                      Registrant


                                                  By: /s/ Norman Chaleff
                                                      -----------------------
                                                      Name:   Norman Chaleff
                                                      Title:  Vice President



Dated: September 17, 1997



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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.       Description
-----------       -----------
99.1              Related Computational Materials
                  (as defined in Item 5 above).

99.2              Related Computational Materials
                  (as defined in Item 5 above).